                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                                          STAGECOACH TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                     IMPORTANT NOTICE: PLEASE COMPLETE THE
                     ENCLOSED PROXY BALLOT AND RETURN IT AS
                  SOON AS POSSIBLE. FOR YOUR CONVENIENCE, YOU
                MAY VOTE BY CALLING THE TOLL-FREE NUMBER PRINTED
                ON YOUR PROXY BALLOT 24 HOURS A DAY. IF YOU HAVE
                ANY QUESTIONS YOU MAY CALL D.F. KING & CO., INC.
        TOLL-FREE AT 1-800-326-3066 FROM 6:00 A.M. TO 7:00 P.M. PACIFIC
             TIME. YOU ALSO MAY VOTE BY FAXING YOUR PROXY BALLOT TO
           D.F. KING & CO., INC. AT 1-212-269-2796 OR BY INTERNET AT
              WWW.PROXYVOTE.COM. A CONFIRMATION OF YOUR TELEPHONE
                      OR FAXED VOTE WILL BE MAILED TO YOU.


                                STAGECOACH TRUST
                               111 CENTER STREET
                             LITTLE ROCK, AR 72201


                                  June 1, 1999


Dear Valued Shareholder:


    We are seeking your approval of a proposed reorganization of your Stagecoach Fund into a new Fund of Wells Fargo Funds Trust. The proposed reorganization is part of a larger plan to consolidate the Stagecoach Fund family with the Norwest Advantage Fund family, following last November's merger of Wells Fargo & Company and Norwest Corporation. In a separate proxy statement, the Norwest Advantage Funds also are seeking approval from their shareholders for the proposed reorganization.



    Currently, the Stagecoach Fund family and the Norwest Advantage Fund family are organized in six different legal entities. By consolidating these Fund families into new entities, we expect to reduce management and administrative inefficiencies arising from the operation of six separate legal entities. We also will achieve increased market presence for the new consolidated Fund family, which we believe will be advantageous for all Fund shareholders.


    WELLS FARGO BANK HAS AGREED TO PAY ALL EXPENSES OF THE REORGANIZATION SO THAT SHAREHOLDERS WILL NOT BEAR THESE COSTS.


    THE BOARDS OF TRUSTEES OF THE STAGECOACH AND NORWEST ADVANTAGE FUNDS HAVE UNANIMOUSLY APPROVED THE REORGANIZATION AND BELIEVE THAT IT IS IN THE BEST INTERESTS OF SHAREHOLDERS, AND THAT THE INTERESTS OF SHAREHOLDERS WILL NOT BE DILUTED AS A RESULT OF THE REORGANIZATION. THEY RECOMMEND THAT YOU VOTE FOR THE PROPOSAL AND APPROVE THE REORGANIZATION BY VOTING YOUR PROXY.



    Under the reorganization, each of the Stagecoach Funds listed below will transfer all of its assets and liabilities to a Wells Fargo Funds Trust Fund with the same investment objectives and principal investment strategies. We will refer to these Fund groups as the SC Funds and the WF Funds and all of them together as the Funds. After the reorganization, SC shareholders will own the exact number of shares with the same total value in the WF Fund that they owned in the SC Fund immediately before the reorganization.


WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION?

    - The combined Stagecoach and Norwest Fund family will provide investors with a fund family with a wider array of investment options and therefore more choices of available funds.

    - The reorganization will be tax-free for all the SC Funds listed in this proxy statement.

    - By reducing the number of legal entities to operate from six to three, the reorganization will result in operating efficiencies for the Funds.

    - Wells Fargo will pay all of the costs of the reorganization.

    You do not need to make any changes to your investments now. We are confident that you will be pleased with the choices in the new fund family.

    Please read the enclosed proxy materials and consider the information presented. We encourage you to complete and mail your proxy card promptly. No postage is necessary if you mail it in the United States. You also may send your proxy to us by fax at 1-212-269-2796, or vote on the internet (http:// www.proxyvote.com), or by telephone by calling the toll-free number printed on your proxy ballot. We encourage you to vote promptly.

                                          Very truly yours,


                                          /s/ R. Greg Feltus
                                          R. Greg Feltus
                                          President
                                          Stagecoach Trust

                           LIFEPATH OPPORTUNITY FUND
                               LIFEPATH 2010 FUND
                               LIFEPATH 2020 FUND
                               LIFEPATH 2030 FUND
                               LIFEPATH 2040 FUND

                                STAGECOACH TRUST
                               111 CENTER STREET
                             LITTLE ROCK, AR 72201

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          SCHEDULED FOR AUGUST 5, 1999

    This is the formal agenda for the Funds' special shareholder meeting. It tells shareholders what matters will be voted on and the time and place of the meeting.

To the Shareholders of Stagecoach Trust:


    A special meeting of the shareholders will be held on Thursday, August 5, 1999, at 10:00 a.m. (Eastern Time) at the office of Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C., to consider the following:


    1. A proposal to approve an Agreement and Plan of Reorganization for the SC Funds. Under this Agreement, the SC Funds listed above will transfer all of their assets and liabilities to a newly-created corresponding WF Fund in exchange for shares of the WF Fund. These shares will be distributed proportionately to the shareholders of the SC Fund. The WF Fund also would assume the liabilities of the SC Fund.

    2. Any other business that properly comes before the meeting.

    Shareholders of record as of the close of business on May 6, 1999 are entitled to vote at the meeting and any related follow-up meetings.

    WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD (VOTING INSTRUCTION CARD), OR VOTE ON THE INTERNET, OR BY TELEPHONE.


                                          By Order of the Board of Trustees

                                          Richard H. Blank, Jr.
                                          Secretary



June 1, 1999


              YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE
              NUMBER OF SHARES THAT YOU OWNED ON THE RECORD DATE.

                           LIFEPATH OPPORTUNITY FUND
                               LIFEPATH 2010 FUND
                               LIFEPATH 2020 FUND
                               LIFEPATH 2030 FUND
                               LIFEPATH 2040 FUND

                                STAGECOACH TRUST
                               111 CENTER STREET
                             LITTLE ROCK, AR 72201

                            COMBINED PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS

                                  INTRODUCTION

WHAT IS THIS DOCUMENT AND WHY DID WE SEND IT TO YOU?


    On March 25, 1999, the Board of Trustees approved a plan to reorganize the SC Funds into newly created Funds with the same investment objectives that are part of WF Funds. The proposed Reorganization is part of a larger plan to consolidate the Stagecoach Fund family with the Norwest Advantage Fund family, following last November's merger of Wells Fargo & Company and Norwest Corporation. This proxy statement contains the information shareholders should know before voting on the proposed Reorganization.


HOW WILL THE REORGANIZATION WORK?

    The Reorganization will have three steps:

    - the transfer of the net assets of the SC Funds to the corresponding WF Funds in exchange for shares of the WF Funds of equivalent value to the net assets transferred;

    - the pro rata distribution of the WF Fund's shares to the shareholders of record of the SC Fund as of the effective date of the Reorganization in full redemption of those shareholders' shares in the SC Fund; and

    - the immediate liquidation and termination of the SC Fund and SC Funds, Inc.


    As a result of the Reorganization, shareholders of SC Funds will instead own the same number of shares of the corresponding WF Fund with the same total value as the shares of the SC Fund that they held immediately before the Reorganization. If any SC Fund fails to approve the Reorganization, it will not participate in the Reorganization and will not be terminated. In such a case, the SC Fund will continue its operations and its Trustees will consider what further action is appropriate.


IS ADDITIONAL INFORMATION ABOUT THE FUNDS AVAILABLE?

    Yes, additional information about the SC Funds is available in:

    - Prospectuses for the SC and WF Funds;

    - Statements of Additional Information, or SAIs, for the SC Funds:

    - SC Funds' Annual Reports to shareholders, which contain audited financial statements for the most recent fiscal year.

    All of this information is in documents filed with the Securities and Exchange Commission. The financial statements contained in the annual reports are legally deemed to be part of this proxy statement. The annual reports to shareholders have been previously mailed to shareholders. Copies of these documents are available free of charge by writing or calling the address or toll-free number listed below.

    The WF Funds currently are not operating mutual funds nor do they have an effective prospectus that contains a description of all of the new WF Funds. They do, however, have a preliminary prospectus and Statement of Additional Information. All of these documents are subject to completion and revision before becoming effective with the SEC.

    All of these documents are available through the SEC's web site at www.sec.gov (Information about the WF Funds may be found under Wells Fargo Funds Trust, and information about SC Funds may be found under Stagecoach Trust).

    Shareholders also may obtain copies of all of these documents without charge by writing to or calling:

                            Wells Fargo Funds Trust
                                 P.O. Box 7066
                          San Francisco, CA 94120-7066
                                 1-800-552-9612


    There is an Agreement and Plan of Reorganization between SC Funds and WF Funds that describes the technical details of how the Reorganization will be accomplished. Copies of this Agreement and Plan are available without cost by writing to or calling the address or telephone number listed above.



    It is expected that this Proxy Statement will be mailed to shareholders on June 1, 1999.

                               TABLE OF CONTENTS


                                                                                                                PAGE
                                                                                                                -----
Introduction...............................................................................................           7

  Description of the Proposal..............................................................................           7

  The Reasons for the Reorganization.......................................................................           7

The Effects of the Reorganization..........................................................................           8

  Comparison of Business Structures........................................................................           8

  Comparison of Investment Advisors and Advisory Fees......................................................           9

  Modernized and Streamlined Investment Policies and Restrictions..........................................          10

  Comparison of Fees and Expenses..........................................................................          10

Other Information about the Proposed Reorganization........................................................          11

  Federal Income Tax Consequences..........................................................................          11

  More Information on Proxy Voting.........................................................................          11

  Large Shareholders.......................................................................................          12

  Matters Incorporated by Reference........................................................................          15

EXHIBIT A: Information about the Trustees..................................................................          16

EXHIBIT B: Fee and Expense Comparisons.....................................................................          17

EXHIBIT C: Outstanding Shares..............................................................................          25

INTRODUCTION

    The Board of Trustees called this shareholder meeting to allow shareholders to consider and vote on one proposal--the proposed reorganization of the SC Funds into WF Funds. We shall refer to this as the Reorganization. Although there is one proposal before shareholders of each Fund, the Reorganization will result in some common changes to all of the Funds, and will result in some changes that are limited to a particular Fund. Please be sure to read the entire proxy statement and the attached exhibits to determine how the Reorganization will affect your particular Fund before casting your vote.

    DESCRIPTION OF THE PROPOSAL

    On March 25, 1999, the Board of Trustees of the SC Funds unanimously voted to approve the reorganization subject to approval of the Funds' shareholders. At the shareholder meeting, the shareholders of the SC Funds will be asked to approve the proposed Reorganization of the SC Funds into a corresponding WF Fund. The Reorganization will include the transfer of all assets and liabilities of the SC Fund to a corresponding WF Fund. All remaining SC shareholders will receive shares of a comparable class of the corresponding WF Fund equal in value to the shares of the SC Fund that they held immediately before the Reorganization. If approved by shareholders, the Reorganization is expected to occur in September 1999. The SC Fund will then be terminated and liquidated.

    The investment objectives and principal investment strategies of each Fund will remain the same. The name of the corresponding WF Fund will remain the same. The investment policies of the WF Funds differ in some respects from the SC Fund. These changes are described in general terms below.

    THE REASONS FOR THE REORGANIZATION


    The Reorganization is part of a larger plan to consolidate the Stagecoach Fund family and the Norwest Advantage Fund family after the merger of Wells Fargo & Company and Norwest Corporation in November 1998. To accomplish this goal, some of the SC and Norwest Advantage Funds are merging together into new WF Funds. YOUR Fund is NOT being merged with an existing Norwest Advantage Fund. Rather, your Fund will be reorganized into a WF Fund with the same investment objectives and principal investment strategies as your existing SC Fund.



    One of the primary purposes of the Reorganization is to consolidate the Stagecoach Fund family and the Norwest Advantage Fund family into the new WF Fund family, which will offer 61 funds. The benefits of consolidating all of the Funds include:


    - eliminating the marketing and management overlap arising from operating two separate Fund families;

    - facilitating more effective marketing and distribution of all Fund shares by creating one single, recognizable fund family--the WF Fund family;

    - providing shareholders with access to an expanded menu of investment choices, which should benefit all Fund shareholders; and


    - reorganizing all of the Stagecoach and Norwest Advantage Funds into three new legal entities subject to the same state law (instead of six entities subject to the laws of three different states as currently structured) and modernizing the governing documents, which can increase operational efficiencies and may reduce expenses by eliminating duplicative costs, such as fund compliance and recordkeeping.


    The completion of the Reorganization is conditioned upon SC Funds receiving an opinion that the Reorganization will be tax-free.

    The Reorganization will not result in dilution for any shareholder because SC shareholders will own the same amount of shares with the same value of the WF Fund immediately after the Reorganization that they owned in the SC Fund immediately before the Reorganization.

    Wells Fargo also has agreed to pay all of the expenses associated with the Reorganization, including the cost of soliciting proxies to obtain shareholder approval.

    After considering the expense ratios for the existing SC Fund and the corresponding WF Fund, and all of the benefits of the proposed Reorganization, the SC Board unanimously approved the proposed Reorganization and recommend that you vote to approve the Reorganization by voting FOR the proposal.

THE EFFECTS OF THE REORGANIZATION

    The proposed Reorganization will result in some changes common to all of the SC Funds, and establish a different fee structure for each SC Fund. These changes are summarized briefly below, and will be discussed in more detail in this proxy statement.

    - The Reorganization of all of the Funds into a Delaware business trust with 10 Trustees, five of whom currently serve as SC Trustees and five of whom currently serve as Norwest Trustees;


    - Modernizing and streamlining the fundamental investment policies of the Funds, and classifying the investment objective of each Fund as a non-fundamental policy; and


    - The creation of a new fee structure.

    COMPARISON OF BUSINESS STRUCTURES

    Federal securities laws largely govern the way that mutual funds operate, but they do not cover every aspect of a fund's existence and operation. State law and each fund's governing documents fill in most of the gaps and can create additional operational rules and restrictions that funds must follow. Your Fund is currently organized as a Massachusetts business trust. The proposed Reorganization would reorganize your Fund into a new Delaware business trust. The reason for this change is to have all the Funds of the new WF Fund family organized in the same manner, and subject to the same state law and governing documents. A Delaware business trust was chosen because Delaware law contains provisions that are better suited to mutual funds and provide greater flexibility and certainty than Massachusetts law. The "move" to Delaware would be largely on paper; your Fund would continue to operate as it currently does.

    Generally, under Delaware business trust law, the mutual fund in its governing instrument, called a Declaration of Trust, may establish the way it will operate with few state law requirements or prohibitions. Thus, funds have more flexibility in their operations and certainty about any operational restrictions because the restrictions must be written in the fund's declaration of trust. The following discussion compares the state law and documents currently governing your SC Fund with the state law and governing documents that will apply if it reorganizes as a Delaware business trust. This discussion is not a comprehensive review of all technical distinctions between the different legal structures. We simply want you to know how a Delaware business trust compares in certain key areas to a Massachusetts business trust--the Funds' current legal structure, and any major differences in the governing documents.


    - THE BOARD OF TRUSTEES. Similar to the SC Funds, the WF Funds will be organized as a business trust with a Board of Trustees. The duties, responsibilities and powers of Trustees do not differ significantly under Massachusetts and Delaware law. The new Board will have ten trustees, five of whom currently serve as SC Trustees and five of whom currently serve as Norwest Advantage Trustees. A combined Board of SC Trustees and Norwest Advantage Trustees should ensure a smooth consolidation of the SC and Norwest Fund families. A majority of the Trustees are disinterested, which means that they are independent of the Funds and the Funds' investment adviser and distributor. Exhibit A contains a brief biography of each Trustee.

    - GOVERNING DOCUMENTS AND CHANGES TO THEM. Both Delaware and Massachusetts business trusts are governed by a Declaration of Trust. The SC Declaration of Trust permitted shareholders to vote on amendments to the Declaration. Under Delaware law, the declaration may be amended without shareholder approval if the Declaration of Trust so provides. The WF Funds' Declaration of Trust would permit the Board to amend the Declaration of Trust without shareholder approval unless the federal securities laws expressly require it.



    - ACTIONS OF THE BOARD. Delaware business trusts provide the Board with more flexibility in how it may meet and decide matters for the Funds. Under Delaware law, there is no restriction on how the Board may act and the Board may determine these matters if the Declaration of Trust is drafted to permit them to do so. Unlike the SC Funds, the WF Declaration gives the Board flexibility to decide matters for the Funds.



    - SHAREHOLDER VOTING RIGHTS. Under Delaware law, shareholders are entitled to vote only on matters if required by the federal securities laws, or under the Declaration of Trust. The WF Funds' Declaration of Trust would require shareholder approval of any matter only if required under the federal securities laws or if the Board decides to submit the matter for shareholder approval. Some shareholder voting rights will be changed as a result of the reorganization. For example, shareholders of the WF Funds will not have the right to vote on reorganizations unless required under the federal securities laws. Certain shareholder rights, including the right to call a special meeting for the purpose of removing trustees and the right to vote to remove trustees will not be affected by the reorganization. By limiting mandatory shareholder votes to those matters expressly required under the federal securities laws, the Funds can save money by not having to schedule special shareholder meetings and solicit shareholder proxies.



    - SHARE CERTIFICATES. Neither Delaware nor Massachusetts law requires a Trust to issue certificates. The SC Declaration of Trust eliminates the right to obtain share certificates unless the Board expressly permits it. The WF Declaration of Trust is substantially similar, and WF Funds generally will not issue certificates to shareholders unless the Board determines otherwise.


    - LIMITATION OF SHAREHOLDERS' LIABILITY. Under Delaware law, shareholders of a Delaware business trust are not liable for the debts and obligations of the Trust. Under Massachusetts law, shareholders of a business trust (such as you) may, under certain circumstances, be liable for the debts and obligations of that trust. Although the risk of liability for shareholders who do not participate in the management of the Trust is remote, Delaware law provides more certain protection.

    - LIMITATION ON SERIES LIABILITY. Delaware law also expressly provides that a series of a trust is liable only for its own obligations and not those of any other series, or the Trust itself. Although Massachusetts law would essentially be interpreted in the same way, Delaware law provides greater protection because this protection is contained in the statute itself and can be changed only by the Delaware legislature.

    COMPARISON OF INVESTMENT ADVISORS AND ADVISORY FEES


    Barclays Global Fund Advisors or BGFA, currently serves as investment advisor to each Fund, AND WILL CONTINUE TO SERVE AS THE INVESTMENT ADVISOR TO EACH OF THE WF FUNDS. BGFA is a wholly-owned subsidiary of Barclays Global Investors, N.A., or BGI, and an indirect subsidiary of Barclays Bank PLC. In this capacity, BGFA is responsible for the model that is used to manage the investment portfolio and selection of securities for the portfolio. BGFA was created from the reorganization of Wells Fargo Nikko Investment Advisors, a former affiliate of Wells Fargo Bank, and is one of the largest providers of index portfolio management services. As of December 31, 1999, BGI provided investment advisory services for $619 billion in assets. BGFA is located at 45 Fremont Street, 17th floor, San Francisco, CA 94105.


    Exhibit B to this Proxy Statement contains tables that compare the current proposed fees for each of the Funds, including a comparison of current and proposed advisory fees with and without waivers and reimbursements. THE ADVISORY FEE CHARGED BY BGFA WILL NOT INCREASE. You should review the applicable fee information for your particular Fund.

    MODERNIZED AND STREAMLINED INVESTMENT POLICIES AND RESTRICTIONS


    YOUR FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES WILL NOT CHANGE SUBSTANTIVELY AS A RESULT OF THE REORGANIZATION POLICIES.



    The WF Funds' investment objectives will not be classified as fundamental, which means that the Board can change them without shareholder approval. There is no current plan to change any investment objectives. By eliminating the need for shareholder approval, the Funds can better respond to changing conditions and can save the Funds money by eliminating the need to solicit proxies to obtain shareholder approval.



    The WF Funds will have fewer "fundamental" investment policies, which can be changed only with shareholder approval and restrict the Funds' ability to respond to new developments and changing trends. The WF Funds will have more modern and streamlined investment policies. Investment policies can limit a portfolio manager from investing in a security that is consistent with the investment objective of a Fund and otherwise a good investment. The reasons for changing some of these investment policies are to adopt uniform investment policies for similarly managed funds in the WF Fund family, to remove restrictions that unnecessarily hamper a portfolio manager's investment discretion, and to conform the WF Funds' investment policies to the flexibility afforded under federal and state law.


    COMPARISON OF FEES AND EXPENSES


    After the Reorganization, the projected operating expense ratios for the SC Funds will not change. Some Fund classes are projected to have higher operating expense ratios before waivers and reimbursements. These increases are due to renegotiated third party contracts which could decrease as asset size increases. Wells Fargo Bank is obligated to provide fee waivers to each WF fund for one year so that the operating expense ratios will be at the current expense ratios. After the one year period, the fee waivers may be reduced only with the approval of the Board of Trustees.

    The following table shows the total operating expense ratios before and after fee waivers and/or expense reimbursements and the pro forma total expense ratios of the corresponding WF Fund.



                        COMPARISON OF FEES AND EXPENSES



                       TOTAL OPERATING                           TOTAL OPERATING
     SC FUND/         EXPENSES BEFORE/         WF FUND/         EXPENSES BEFORE/
    SHARE CLASS         AFTER WAIVERS         SHARE CLASS         AFTER WAIVERS
-------------------  -------------------  -------------------  -------------------
       LIFEPATH OPPORTUNITY FUND                 LIFEPATH OPPORTUNITY FUND

      Class A            1.45%/1.30%            Class A            1.46%/1.30%

      Class B            1.95%/1.80%            Class B            1.95%/1.80%

      Class C            1.95%/1.80%            Class C            1.92%/1.80%

           LIFEPATH 2010 FUND                        LIFEPATH 2010 FUND

      Class A            1.38%/1.30%            Class A            1.39%/1.30%

      Class B            1.88%/1.80%            Class B            1.93%/1.80%

      Class C            1.88%/1.80%            Class C            1.92%/1.80%

           LIFEPATH 2020 FUND                        LIFEPATH 2020 FUND

      Class A            1.35%/1.30%            Class A            1.36%/1.30%

      Class B            1.85%/1.80%            Class B            1.91%/1.80%

      Class C            1.85%/1.80%            Class C            1.93%/1.80%

           LIFEPATH 2030 FUND                        LIFEPATH 2030 FUND

      Class A            1.35%/1.30%            Class A            1.36%/1.30%

      Class B            1.85%/1.80%            Class B            1.94%/1.80%

      Class C            1.85%/1.80%            Class C            2.15%/1.80%

           LIFEPATH 2040 FUND                        LIFEPATH 2040 FUND

      Class A            1.32%/1.30%            Class A            1.34%/1.30%

      Class B            1.82%/1.80%            Class B            1.95%/1.80%

      Class C            1.82%/1.80%            Class C            1.87%/1.80%



    Exhibit B contains other comparative fee tables for each SC Fund that contains more information about expenses both before and after waivers and reimbursements. You should consult the table for your Fund to see if there are proposed changes to the expense levels for your Fund and the amount of any change.


OTHER INFORMATION ABOUT THE PROPOSED REORGANIZATION

    FEDERAL INCOME TAX CONSEQUENCES


    The completion of this Reorganization is subject to the condition that the SC Funds receive an opinion from KPMG LLP that the Reorganization, will not result in the recognition of gain or loss for federal income tax purposes by the Funds under Sections 361 and 1032 of the Internal Revenue Code of 1986, or by the Funds' shareholders under Section 354 of the Code.


    MORE INFORMATION ON PROXY VOTING

    Shareholders of all the SC Funds who own shares on May 6, 1999 are eligible to vote on the proposed Reorganization. Shareholders are entitled to cast one vote for each Fund share owned on the record date.

    You may vote in one of five ways. You may complete and sign the enclosed proxy card and either mail it to us in the enclosed prepaid return envelope (if mailed in the United States) or fax it to us at 1-212-269-2796. You may vote on the internet by going to http://www.proxyvote.com and following the instructions. You also can vote by calling the toll-free number printed on your proxy ballot. To vote via the Internet or by telephone, you will need to have the 12-digit control number printed on your proxy ballot. Last, you may vote in person by attending the special meeting.



    Any shareholder may revoke a proxy once the proxy is given. A shareholder desiring to revoke a proxy must either submit to the appropriate SC Fund a later dated proxy, deliver to the SC Fund a written notice of revocation, or otherwise give written notice of revocation in person at the meeting. All properly executed proxies received in time for the meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal.



    A quorum of at least 30% of the outstanding shares of each Fund must be present or represented by proxy at the meeting in order to proceed with the shareholder vote. If a quorum is present, in order to proceed with the Reorganization, a majority of the outstanding shares of each affected Fund and a majority of the outstanding shares of the Trust present at the meeting must vote to approve the Reorganization. Exhibit C contains a table that lists the total number of outstanding shares of each Class of the SC Funds eligible to vote on the proposal.


    The election inspectors will count your vote at the meeting, if cast in person or by proxy. The election inspectors will count:


    - votes cast "for" the proposal to determine whether sufficient affirmative votes have been cast; and



    - abstentions and broker non-votes of shares to determine whether a quorum is present at the meeting, but not abstentions or broker non-votes to determine whether the proposal has been approved.


    Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker lacks discretionary voting authority.

    The Trustees know of no matters other than the proposal regarding the Reorganization that will be brought before the meeting. If, however, any other matters properly come before the meeting, it is the Trustee's intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form of proxy.


    In addition to the solicitation of proxies by mail or expedited delivery service, the Board of Trustees of SC Funds and employees and agents of D.F. King & Co., Inc. may solicit proxies in person or by telephone. Wells Fargo Bank will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting materials to their principals. The SC Funds have engaged the proxy solicitation firm of D.F. King & Co., Inc. which, for its solicitation services, will receive a fee from Wells Fargo Bank estimated at $20,000 and reimbursement of out-of-pocket expenses estimated at $155,000.


    LARGE SHAREHOLDERS

    The federal securities laws require that we include information about shareholders that own 5% or more of the outstanding shares of any of the Funds.

                                                 AS OF APRIL 30, 1999
-----------------------------------------------------------------------------------------------------------------------
                                                                            CLASS AND
                                                                             TYPE OF        PERCENTAGE     PERCENTAGE
FUND                                      ADDRESS                           OWNERSHIP        OF CLASS        OF FUND
-------------------  -------------------------------------------------  -----------------  -------------  -------------
LifePath             WELLS FARGO BANK FBO RETIREMENT PLANS OMNIBUS           Class A            19.19%         16.25%
Opportunity Fund     P.O. BOX 63015                                       Record Holder
                     SAN FRANCISCO CA 94163

                     DEAN WITTER REYNOLDS CUST FOR LINDA L GUITTARD          Class B             5.86%          0.31%
                     P.O. BOX 250 CHURCH STREET STATION                   Record Holder
                     NEW YORK, NY 10008-0250

                     DEAN WITTER FOR THE BENEFIT OF HILDA CALVIN             Class B             6.58%          0.35%
                     TRUSTEE OF THE P.O. BOX 250 CHURCH STREET STATION    Record Holder
                     NEW YORK, NY 10008-0250

                     DEAN WITTER REYNOLDS CUST FOR RONALD J CLARK            Class B             6.62%          0.35%
                     P.O. BOX 250 CHURCH STREET STATION                   Record Holder
                     NEW YORK, NY 10008-0250

                     DEAN WITTER FOR THE BENEFIT OF MARIO CRIVELLO           Class C             7.46%          0.75%
                     TRUSTEE OF THE SAM AND ISABELLA CRIVELLO             Record Holder
                     P.O. BOX 250 CHURCH STREET STATION
                     NEW YORK, NY 10008-0250

                     NFSC FEBO # CL5-579882                                  Class C             8.45%          0.85%
                     VARDA INC                                            Record Holder
                     C/O EDDIE OMRI
                     118 SPRING STREET - 2ND FLOOR
                     NEW YORK NY 10012

LifePath 2010 Fund   WELLS FARGO BANK FBO RETIREMENT PLANS OMNIBUS           Class A            26.34%         21.27%
                     P.O. BOX 63015                                       Record Holder
                     SAN FRANCISCO CA 94163

                     STATE STREET BANK AND TRUST AS TRUSTEE FOR              Class A             5.97%          4.82%
                     VARIOUS PLANS                                        Record Holder
                     TWO HERITAGE DRIVE
                     QUINCY MA 02171

                     WELLS FARGO BANK, TTEE                                  Class A             6.05%          4.88%
                     FBO CHOICEMASTER                                     Record Holder
                     ATTN: MUTUAL FUNDS
                     P.O. BOX 9800
                     CALABASAS CA 91372-0800

                     NORBERTO TAN CUST                                       Class C             6.12%          0.06%
                     FBO MARCO TAN UTMA/CA                                Record Holder
                     13501 MORROCO AVE
                     BAKERSFIELD CA 93312

                     DEAN WITTER FOR THE BENEFIT OF LAND CONCERN LTD         Class C            13.43%          0.13%
                     P.O. BOX 250 CHURCH STREET STATION                   Record Holder
                     NEW YORK, NY 10008-0250

                     DEAN WITTER FOR THE BENEFIT OF BAY AREA CIRCUITS        Class C            17.32%          0.17%
                     INC                                                  Record Holder
                     P.O. BOX 250 CHURCH STREET STATION
                     NEW YORK, NY 10008-0250

                                                 AS OF APRIL 30, 1999
-----------------------------------------------------------------------------------------------------------------------
                                                                            CLASS AND
                                                                             TYPE OF        PERCENTAGE     PERCENTAGE
FUND                                      ADDRESS                           OWNERSHIP        OF CLASS        OF FUND
-------------------  -------------------------------------------------  -----------------  -------------  -------------
                     DEAN WITTER FOR THE BENEFIT OF SAM TIDHAR &             Class C             7.83%          0.08%
                     P.O. BOX 250 CHURCH STREET STATION                   Record Holder
                     NEW YORK, NY 10008-0250

                     DEAN WITTER FOR THE BENEFIT OF ALLEN C JAYNES &         Class C             5.98%          0.06%
                     ALLEN R JAYNES &                                     Record Holder
                     P.O. BOX 250 CHURCH STREET STATION
                     NEW YORK, NY 10008-0250

LifePath 2020 Fund   WELLS FARGO BANK FBO RETIREMENT PLANS OMNIBUS           Class A            27.30%         22.95%
                     P.O. BOX 63015                                       Record Holder
                     SAN FRANCISCO CA 94163

                     DEAN WITTER FOR THE BENEFIT OF ERNEST D CHAPMAN &       Class C             6.32%          0.01%
                     EDITH M CHAPMAN CO-TTEES                             Record Holder
                     P.O. BOX 250 CHURCH STREET STATION
                     NEW YORK, NY 10008-0250

                     DEAN WITTER FOR THE BENEFIT OF FRANCOISE S              Class C             6.07%          0.01%
                     BEAUFAYS & LUCA DE ALFARO JTTEN                      Record Holder
                     P.O. BOX 250 CHURCH STREET STATION
                     NEW YORK, NY 10008-0250

                     DEAN WITTER FOR THE BENEFIT OF ROSALIE TARPIN           Class C            16.70%          0.03%
                     P.O. BOX 250 CHURCH STREET STATION                   Record Holder
                     NEW YORK, NY 10008-0250

                     DEAN WITTER FOR THE BENEFIT OF WANDA F HAWLEY           Class C             8.31%          0.02%
                     TTEE FBO                                             Record Holder
                     P.O. BOX 250 CHURCH STREET STATION
                     NEW YORK, NY 10008-0250

                     DEAN WITTER REYNOLDS CUST FOR ROMEO G PATRIARCA         Class C             8.49%          0.02%
                     P.O. BOX 250 CHURCH STREET STATION                   Record Holder
                     NEW YORK, NY 10008-0250

                     DEAN WITTER FOR THE BENEFIT OF KAREN L NORDINE          Class C             5.55%          0.01%
                     P.O. BOX 250 CHURCH STREET STATION                   Record Holder
                     NEW YORK, NY 10008-0250

                     DEAN WITTER REYNOLDS CUST FOR BETTY L MARNETTE          Class C            13.39%          0.03%
                     P.O. BOX 250 CHURCH STREET STATION                   Record Holder
                     NEW YORK, NY 10008-0250

                     DEAN WITTER FOR THE BENEFIT OF EDNA M BETTENCOURT       Class C             9.73%          0.02%
                     P.O. BOX 250 CHURCH STREET STATION                   Record Holder
                     NEW YORK, NY 10008-0250

LifePath 2030 Fund   WELLS FARGO BANK FBO RETIREMENT PLANS OMNIBUS           Class A            31.53%         26.09%
                     P.O. BOX 63015                                       Record Holder
                     SAN FRANCISCO CA 94163

                                                 AS OF APRIL 30, 1999
-----------------------------------------------------------------------------------------------------------------------
                                                                            CLASS AND
                                                                             TYPE OF        PERCENTAGE     PERCENTAGE
FUND                                      ADDRESS                           OWNERSHIP        OF CLASS        OF FUND
-------------------  -------------------------------------------------  -----------------  -------------  -------------
                     DEAN WITTER FOR THE BENEFIT OF ERNEST D CHAPMAN &       Class C            10.53%          0.02%
                     EDITH M CHAPMAN CO-TTEES                             Record Holder
                     P.O. BOX 250 CHURCH STREET STATION NEW YORK, NY
                     10008-0250

                     DEAN WITTER FOR THE BENEFIT OF NICOLE MOAYERI AND       Class C             9.92%          0.01%
                     P.O. BOX 250 CHURCH STREET STATION                   Record Holder
                     NEW YORK, NY 10008-0250

                     EMJAYCO                                                 Class C             9.61%          0.01%
                     OMNIBUS ACCOUNT                                      Record Holder
                     P.O. BOX 17909
                     MILWAUKEE WI 53217-0909

                     DEAN WITTER REYNOLDS CUST FOR TERRY LUNN                Class C             7.54%          0.01%
                     P.O. BOX 250 CHURCH STREET STATION                   Record Holder
                     NEW YORK, NY 10008-0250

                     NFSC FEBO # EBP-229806                                  Class C            30.93%          0.05%
                     ELLEN JAFFE CAWTHORNE                                Record Holder
                     38 WHIMBLE COURT
                     WAYNE NJ 07470

                     DEAN WITTER FOR THE BENEFIT OF CRAIG S TAYLOR           Class C             8.38%          0.01%
                     P.O. BOX 250 CHURCH STREET STATION                   Record Holder
                     NEW YORK, NY 10008-0250

                     DEAN WITTER FOR THE BENEFIT OF THOMAS F & SANDRA        Class C             5.17%          0.01%
                     L BAKER TTEES FBO                                    Record Holder
                     P.O. BOX 250 CHURCH STREET STATION
                     NEW YORK, NY 10008-0250

LifePath 2040 Fund   WELLS FARGO BANK FBO RETIREMENT PLANS OMNIBUS           Class A            34.21%         26.64%
                     P.O. BOX 63015                                       Record Holder
                     SAN FRANCISCO CA 94163

                     PARIS HOLD                                              Class C             5.50%          0.06%
                     1961 S LA CIENEGA BLVD                               Record Holder
                     LOS ANGELES CA 90034

                     DEAN WITTER FOR THE BENEFIT OF PAOLO ORLANDI TTEE       Class C            19.79%          0.21%
                     OF THE                                               Record Holder
                     P.O. BOX 250 CHURCH STREET STATION
                     NEW YORK, NY 10008-0250

                     DEAN WITTER FOR THE BENEFIT OF CYNTHIA GENERA           Class C            19.79%          0.21%
                     ORLANDI TTEE OF THE                                  Record Holder
                     P.O. BOX 250 CHURCH STREET STATION
                     NEW YORK, NY 10008-0250

                     DEAN WITTER FOR THE BENEFIT OF ANTHONY ZACK AND         Class C             9.59%          0.10%
                     P.O. BOX 250 CHURCH STREET STATION                   Record Holder
                     NEW YORK, NY 10008-0250



    MATTERS INCORPORATED BY REFERENCE



    The SC Funds audited financial statements for the most recent fiscal year, which are included in the Funds' Annual Report dated as of February 28, 1999, are incorporated by reference in this proxy statement. Representatives of KMPG LLP, the Funds' independent auditors, will be present at the meeting to answer questions.

                                   EXHIBIT A
                         INFORMATION ABOUT THE TRUSTEES


NAME                           AGE      OCCUPATION
-------------------------      ---      ------------------------------------------------------------------------------
Robert C. Brown                    67   Board member of the Norwest Advantage Fund family since 1992; member of the
                                        Valuation Board Committee. Director, Federal Farm Credit Banks Funding
                                        Corporation and Farm Credit System Financial Assistance Corporation since
                                        February 1993. Prior thereto, he was Manager of Capital Markets Group, Norwest
                                        Corporation, until 1991. Lives in Sarasota, Florida.
Donald H. Burkhardt                72   Board member of the Norwest Advantage Fund family since 1992; Chairman of the
                                        Audit Board Committee and member of the Nominating Board Committee. Principal of the Burkhardt Law Firm. Lives in Denver, Colorado.
Jack S. Euphrat                    76   Board member of SC Funds since its inception in 1991; member of the Audit and
                                        Nominating Committees. Private Investor. Lives in Atherton, California.
Thomas S. Goho                     57   Board member of SC Funds since its inception in 1991; Chairman of the
                                        Nominating Committee and member of the Audit Committee. Associate Professor of
                                        Finance of the School of Business and Accounting at Wake Forest University
                                        since 1982. Lives in Winston-Salem, North Carolina.
Peter G. Gordon                    56   Board member of SC Funds since 1998; Chairman of the Audit Committee and member of the Nominating Committee. Chairman and Co-Founder of Crystal Geyser
                                        Water Company and President of Crystal Geyser Roxane Water Company since 1977.
                                        Lives in Mill Valley, California.
W. Rodney Hughes                   72   Board member of SC Funds since its inception in 1991. Private investor. Lives in San Rafael, California.
Richard M. Leach                   65   Board member of the Norwest Advantage Fund family since inception; member of the Audit and Nominating Committees. President of Richard M. Leach Associates
                                        (a financial consulting firm) since 1992. Prior thereto, he was Senior Adviser of Taylor Investments (a registered investment adviser).
J. Tucker Morse                    54   Board member of SC Funds since its inception in 1991. Chairman of Home Account
                                        Network, Inc.; Chairman of Renaissance Properties Ltd.; President of Morse
                                        Investment Corporation; Co-Managing Partner of Main Street Ventures. Lives in
                                        Charleston, South Carolina.
Timothy J. Penny                   46   Board member of the Norwest Advantage Fund family since 1995; member of the
                                        Nominating and Audit Board Committees. Senior Counsel to the public relations firm of Himle-Horner since January 1995 and Senior Fellow at the Humphrey
                                        Institute, Minneapolis, Minnesota (a public policy organization) since January
                                        1995. Prior thereto, he was Representative to the United States Congress from
                                        Minnesota's First Congressional District. Lives in Waseca, Minnesota.
Donald C. Willeke                  58   Board member of the Norwest Advantage Fund family since 1995; member of the
                                        Nominating and Audit Board Committees. Principal of the law firm of Willeke &
                                        Daniels. Lives in Minneapolis, Minnesota.

                                   EXHIBIT B
                          FEE AND EXPENSE COMPARISONS


    These tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.



                                                                                          STAGECOACH          WF
                                                                                           LIFEPATH        LIFEPATH
                                                                                         OPPORTUNITY     OPPORTUNITY
                                                                                        --------------  --------------
CLASS A
Shareholder Fees (fees paid directly from your investment):
  Maximum Sales Charge (Load) on Purchases
    (as a percentage of offering price)...............................................       5.75%           5.75%
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the NAV on the date of original purchase or the
    NAV on the date of the redemption)................................................       None            None
Annual Fund Operating Expenses (expenses that are deducted
 from fund assets)
Management fee........................................................................       0.55%           0.55%
Distribution (Rule 12b-1) fee.........................................................       0.25%           0.25%
Other expenses........................................................................       0.65%           0.66%
Total Annual Fund Operating Expenses (Gross)..........................................       1.45%           1.46%
Waiver................................................................................       0.15%(1)        0.16%(2)
Net Annual Fund Operating Expenses....................................................       1.30%           1.30%

CLASS B
Shareholder Fees (fees paid directly from your investment):
  Maximum Sales Charge (Load) on Purchases
    (as a percentage of offering price)...............................................       None            None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the NAV on the date of original purchase or the
    NAV on the date of the redemption)................................................       5.00%           5.00%
Annual Fund Operating Expenses (expenses that are deducted
 from fund assets)
Management fee........................................................................       0.55%           0.55%
Distribution (Rule 12b-1) fee.........................................................       0.75%           0.75%
Other expenses........................................................................       0.65%           0.65%
Total Annual Fund Operating Expenses (Gross)..........................................       1.95%           1.95%
Waiver................................................................................       0.15%(1)        0.15%(2)
Net Annual Fund Operating Expenses....................................................       1.80%           1.80%

CLASS C
Shareholder Fees (fees paid directly from your investment):
  Maximum Sales Charge (Load) on Purchases
    (as a percentage of offering price)...............................................       None            None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the NAV on the date of original purchase or the
    NAV on the date of the redemption)................................................       1.00%           1.00%
Annual Fund Operating Expenses (expenses that are deducted
 from fund assets)
Management fee........................................................................       0.55%           0.55%
Distribution (Rule 12b-1) fee.........................................................       0.75%           0.75%
Other expenses........................................................................       0.65%           0.62%
Total Annual Fund Operating Expenses (Gross)..........................................       1.95%           1.92%
Waiver................................................................................       0.15%(1)        0.12%(2)
Net Annual Fund Operating Expenses....................................................       1.80%           1.80%


------------------------

(1) Fee waiver is voluntary and may be reduced or eliminated at any time.


(2) Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.

EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                                                                         STAGECOACH       WF
                                                                                          LIFEPATH     LIFEPATH
                                                                                         OPPORTUNITY  OPPORTUNITY
                                                                                         -----------  -----------
CLASS A
One Year...............................................................................   $     700    $     700
Three Year.............................................................................   $     993    $     995
Five Year..............................................................................   $   1,308    $   1,312
Ten Year...............................................................................   $   2,198    $   2,208

CLASS B
One Year...............................................................................   $     683    $     683
Three Year.............................................................................   $     898    $     898
Five Year..............................................................................   $   1,238    $   1,238
Ten Year...............................................................................   $   2,073    $   2,077

CLASS C
One Year...............................................................................   $     283    $     283
Three Year.............................................................................   $     598    $     591
Five Year..............................................................................   $   1,038    $   1,026
Ten Year...............................................................................   $   2,263    $   2,234



    These tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.



                                                                                          STAGECOACH          WF
                                                                                           LIFEPATH        LIFEPATH
                                                                                             2010            2010
                                                                                        --------------  --------------
CLASS A
Shareholder Fees (fees paid directly from your investment):
  Maximum Sales Charge (Load) on Purchases
    (as a percentage of offering price)...............................................       5.75%           5.75%
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the NAV on the date of original purchase or the
    NAV on the date of the redemption)................................................       None            None
Annual Fund Operating Expenses (expenses that are deducted
 from fund assets)
Management fee........................................................................       0.55%           0.55%
Distribution (Rule 12b-1) fee.........................................................       0.25%           0.25%
Other expenses........................................................................       0.58%           0.59%
Total Annual Fund Operating Expenses (Gross)..........................................       1.38%           1.39%
Waiver................................................................................       0.08%(1)        0.09%(2)
Net Annual Fund Operating Expenses....................................................       1.30%           1.30%

                                                                                          STAGECOACH          WF
                                                                                           LIFEPATH        LIFEPATH
                                                                                             2010            2010
                                                                                        --------------  --------------
CLASS B
Shareholder Fees (fees paid directly from your investment):
  Maximum Sales Charge (Load) on Purchases
    (as a percentage of offering price)...............................................       None            None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the NAV on the date of original purchase or the
    NAV on the date of the redemption)................................................       5.00%           5.00%
Annual Fund Operating Expenses
 (expenses that are deducted from fund assets)
Management fee........................................................................       0.55%           0.55%
Distribution (Rule 12b-1) fee.........................................................       0.75%           0.75%
Other expenses........................................................................       0.58%           0.63%
Total Annual Fund Operating Expenses (Gross)..........................................       1.88%           1.93%
Waiver................................................................................       0.08%(1)        0.13%(2)
Net Annual Fund Operating Expenses....................................................       1.80%           1.80%

CLASS C
Shareholder Fees (fees paid directly from your investment):
  Maximum Sales Charge (Load) on Purchases
    (as a percentage of offering price)...............................................       None            None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the NAV on the date of original purchase or the
    NAV on the date of the redemption)................................................       1.00%           1.00%
Annual Fund Operating Expenses
 (expenses that are deducted from fund assets)
Management fee........................................................................       0.55%           0.55%
Distribution (Rule 12b-1) fee.........................................................       0.75%           0.75%
Other expenses........................................................................       0.58%           0.62%
Total Annual Fund Operating Expenses (Gross)..........................................       1.88%           1.92%
Waiver................................................................................       0.08%(1)        0.12%(2)
Net Annual Fund Operating Expenses....................................................       1.80%           1.80%


------------------------

(1) Fee waiver is voluntary and may be reduced or eliminated at any time.


(2) Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.


EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                                                                             STAGECOACH       WF
                                                                                              LIFEPATH     LIFEPATH
                                                                                                2010         2010
                                                                                             -----------  -----------
CLASS A
One Year...................................................................................   $     700    $     700
Three Year.................................................................................   $     979    $     981
Five Year..................................................................................   $   1,280    $   1,284
Ten Year...................................................................................   $   2,131    $   2,140

CLASS B
One Year...................................................................................   $     683    $     683
Three Year.................................................................................   $     883    $     894
Five Year..................................................................................   $   1,209    $   1,230
Ten Year...................................................................................   $   2,003    $   2,038

                                                                                             STAGECOACH       WF
                                                                                              LIFEPATH     LIFEPATH
                                                                                                2010         2010
                                                                                             -----------  -----------
CLASS C
One Year                                                                                      $     283    $     283
Three Year.................................................................................   $     583    $     591
Five Year..................................................................................   $   1,009    $   1,026
Ten Year...................................................................................   $   2,194    $   2,234



    These tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.



                                                                                          STAGECOACH          WF
                                                                                           LIFEPATH        LIFEPATH
                                                                                             2020            2020
                                                                                        --------------  --------------
CLASS A
Shareholder Fees (fees paid directly from your investment):
  Maximum Sales Charge (Load) on Purchases
    (as a percentage of offering price)...............................................       5.75%           5.75%
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the NAV on the date of original purchase or the
    NAV on the date of the redemption)................................................       None            None
Annual Fund Operating Expenses (expenses that are deducted
 from fund assets)
Management fee........................................................................       0.55%           0.55%
Distribution (Rule 12b-1) fee.........................................................       0.25%           0.25%
Other expenses........................................................................       0.55%           0.56%
Total Annual Fund Operating Expenses (Gross)..........................................       1.35%           1.36%
Waiver................................................................................       0.05%(1)        0.06%(2)
Net Annual Fund Operating Expenses....................................................       1.30%           1.30%

CLASS B
Shareholder Fees (fees paid directly from your investment):
  Maximum Sales Charge (Load) on Purchases
    (as a percentage of offering price)...............................................       None            None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the NAV on the date of original purchase or the
    NAV on the date of the redemption)................................................       5.00%           5.00%
Annual Fund Operating Expenses (expenses that are deducted
 from fund assets)
Management fee........................................................................       0.55%           0.55%
Distribution (Rule 12b-1) fee.........................................................       0.75%           0.75%
Other expenses........................................................................       0.55%           0.61%
Total Annual Fund Operating Expenses (Gross)..........................................       1.85%           1.91%
Waiver................................................................................       0.05%(1)        0.11%(2)
Net Annual Fund Operating Expenses....................................................       1.80%           1.80%

                                                                                          STAGECOACH          WF
                                                                                           LIFEPATH        LIFEPATH
                                                                                             2020            2020
                                                                                        --------------  --------------
CLASS C
Shareholder Fees (fees paid directly from your investment):
  Maximum Sales Charge (Load) on Purchases
    (as a percentage of offering price)...............................................       None            None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the NAV on the date of original purchase or the
    NAV on the date of the redemption)................................................       1.00%           1.00%
Annual Fund Operating Expenses (expenses that are deducted
 from fund assets)
Management fee........................................................................       0.55%           0.55%
Distribution (Rule 12b-1) fee.........................................................       0.75%           0.75%
Other expenses........................................................................       0.55%           0.63%
Total Annual Fund Operating Expenses (Gross)..........................................       1.85%           1.93%
Waiver................................................................................       0.05%(1)        0.13%(2)
Net Annual Fund Operating Expenses....................................................       1.80%           1.80%


------------------------

(1) Fee waiver is voluntary and may be reduced or eliminated at any time.


(2) Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.


EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                                                                             STAGECOACH       WF
                                                                                              LIFEPATH     LIFEPATH
                                                                                                2020         2020
                                                                                             -----------  -----------
CLASS A
One Year...................................................................................   $     700    $     700
Three Year.................................................................................   $     973    $     975
Five Year..................................................................................   $   1,267    $   1,271
Ten Year...................................................................................   $   2,101    $   2,111

CLASS B
One Year...................................................................................   $     683    $     683
Three Year.................................................................................   $     877    $     889
Five Year..................................................................................   $   1,196    $   1,221
Ten Year...................................................................................   $   1,974    $   2,014

CLASS C
One Year                                                                                      $     283    $     283
Three Year.................................................................................   $     577    $     594
Five Year..................................................................................   $     996    $   1,030
Ten Year...................................................................................   $   2,165    $   2,243

    These tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.



                                                                                          STAGECOACH          WF
                                                                                           LIFEPATH        LIFEPATH
                                                                                             2030            2030
                                                                                        --------------  --------------
CLASS A
Shareholder Fees (fees paid directly from your investment):
  Maximum Sales Charge (Load) on Purchases
    (as a percentage of offering price)...............................................       5.75%           5.75%
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the NAV on the date of original purchase or the
    NAV on the date of the redemption)................................................       None            None
Annual Fund Operating Expenses (expenses that are deducted
 from fund assets)
Management fee........................................................................       0.55%           0.55%
Distribution (Rule 12b-1) fee.........................................................       0.25%           0.25%
Other expenses........................................................................       0.55%           0.56%
Total Annual Fund Operating Expenses (Gross)..........................................       1.35%           1.36%
Waiver................................................................................       0.05%(1)        0.06%(2)
Net Annual Fund Operating Expenses....................................................       1.30%           1.30%

CLASS B
Shareholder Fees (fees paid directly from your investment):
  Maximum Sales Charge (Load) on Purchases
    (as a percentage of offering price)...............................................       None            None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the NAV on the date of original purchase or the
    NAV on the date of the redemption)................................................       5.00%           5.00%
Annual Fund Operating Expenses (expenses that are deducted
 from fund assets)
Management fee........................................................................       0.55%           0.55%
Distribution (Rule 12b-1) fee.........................................................       0.75%           0.75%
Other expenses........................................................................       0.55%           0.64%
Total Annual Fund Operating Expenses (Gross)..........................................       1.85%           1.94%
Waiver................................................................................       0.05%(1)        0.14%(2)
Net Annual Fund Operating Expenses....................................................       1.80%           1.80%

CLASS C
Shareholder Fees (fees paid directly from your investment):
  Maximum Sales Charge (Load) on Purchases
    (as a percentage of offering price)...............................................       None            None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the NAV on the date of original purchase or the
    NAV on the date of the redemption)................................................       1.00%           1.00%
Annual Fund Operating Expenses (expenses that are deducted
 from fund assets)
Management fee........................................................................       0.55%           0.55%
Distribution (Rule 12b-1) fee.........................................................       0.75%           0.75%
Other expenses........................................................................       0.55%           0.85%
Total Annual Fund Operating Expenses (Gross)..........................................       1.85%           2.15%
Waiver................................................................................       0.05%(1)        0.35%(2)
Net Annual Fund Operating Expenses....................................................       1.80%           1.80%


------------------------

(1) Fee waiver is voluntary and may be reduced or eliminated at any time.


(2) Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.

EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                                                                             STAGECOACH       WF
                                                                                              LIFEPATH     LIFEPATH
                                                                                                2030         2030
                                                                                             -----------  -----------
CLASS A
One Year...................................................................................   $     700    $     700
Three Year.................................................................................   $     973    $     975
Five Year..................................................................................   $   1,267    $   1,271
Ten Year...................................................................................   $   2,101    $   2,111

CLASS B
One Year...................................................................................   $     683    $     683
Three Year.................................................................................   $     877    $     896
Five Year..................................................................................   $   1,196    $   1,234
Ten Year...................................................................................   $   1,974    $   2,032

CLASS C
One Year                                                                                      $     283    $     283
Three Year.................................................................................   $     577    $     639
Five Year..................................................................................   $     996    $   1,122
Ten Year...................................................................................   $   2,165    $   2,455



                                                                                          STAGECOACH          WF
                                                                                           LIFEPATH        LIFEPATH
                                                                                             2040            2040
                                                                                        --------------  --------------
CLASS A
Shareholder Fees (fees paid directly from your investment):
  Maximum Sales Charge (Load) on Purchases
    (as a percentage of offering price)...............................................       5.75%           5.75%
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the NAV on the date of original purchase or the
    NAV on the date of the redemption)................................................       None            None
Annual Fund Operating Expenses (expenses that are deducted
 from fund assets)
Management fee........................................................................       0.55%           0.55%
Distribution (Rule 12b-1) fee.........................................................       0.25%           0.25%
Other expenses........................................................................       0.52%           0.54%
Total Annual Fund Operating Expenses (Gross)..........................................       1.32%           1.34%
Waiver................................................................................       0.02%(1)        0.04%(2)
Net Annual Fund Operating Expenses....................................................       1.30%           1.30%

CLASS B
Shareholder Fees (fees paid directly from your investment):
  Maximum Sales Charge (Load) on Purchases
    (as a percentage of offering price)...............................................       None            None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the NAV on the date of original purchase or the
    NAV on the date of the redemption)................................................       5.00%           5.00%
Annual Fund Operating Expenses (expenses that are deducted
 from fund assets)
Management fee........................................................................       0.55%           0.55%
Distribution (Rule 12b-1) fee.........................................................       0.75%           0.75%
Other expenses........................................................................       0.52%           0.65%
Total Annual Fund Operating Expenses (Gross)..........................................       1.82%           1.95%
Waiver................................................................................       0.02%(1)        0.15%(2)
Net Annual Fund Operating Expenses....................................................       1.80%           1.80%

                                                                                          STAGECOACH          WF
                                                                                           LIFEPATH        LIFEPATH
                                                                                             2040            2040
                                                                                        --------------  --------------
CLASS C
Shareholder Fees (fees paid directly from your investment):
  Maximum Sales Charge (Load) on Purchases
    (as a percentage of offering price)...............................................       None            None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the NAV on the date of original purchase or the
    NAV on the date of the redemption)................................................       1.00%           1.00%
Annual Fund Operating Expenses (expenses that are deducted
 from fund assets)
Management fee........................................................................       0.55%           0.55%
Distribution (Rule 12b-1) fee.........................................................       0.75%           0.75%
Other expenses........................................................................       0.52%           0.57%
Total Annual Fund Operating Expenses (Gross)..........................................       1.82%           1.87%
Waiver................................................................................       0.02%(1)        0.07%(2)
Net Annual Fund Operating Expenses....................................................       1.80%           1.80%


------------------------

(1) Fee waiver is voluntary and may be reduced or eliminated at any time.


(2) Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.


EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                                                                             STAGECOACH       WF
                                                                                              LIFEPATH     LIFEPATH
                                                                                                2040         2040
                                                                                             -----------  -----------
CLASS A
One Year...................................................................................   $     700    $     700
Three Year.................................................................................   $     967    $     971
Five Year..................................................................................   $   1,255    $   1,263
Ten Year...................................................................................   $   2,072    $   2,092

CLASS B
One Year...................................................................................   $     683    $     683
Three Year.................................................................................   $     871    $     898
Five Year..................................................................................   $   1,183    $   1,238
Ten Year...................................................................................   $   1,944    $   2,031

CLASS C
One Year                                                                                      $     283    $     283
Three Year.................................................................................   $     571    $     581
Five Year..................................................................................   $     983    $   1,004
Ten Year...................................................................................   $   2,136    $   2,185

                                   EXHIBIT C
                               OUTSTANDING SHARES

NAME OF PORTFOLIO AND CLASS
--------------------------------------------------------------------------------
SC LifePath Opportunity
  Class A shares................................................................     5,278,894
  Class B shares................................................................       335,887
  Class C shares................................................................       635,391

SC LifePath 2010
  Class A shares................................................................     6,776,539
  Class B shares................................................................     1,560,603
  Class C shares................................................................        83,590

SC LifePath 2020
  Class A shares................................................................    11,340,605
  Class B shares................................................................     2,154,248
  Class C shares................................................................        28,390

SC LifePath 2030
  Class A shares................................................................     7,665,276
  Class B shares................................................................     1,601,705
  Class C shares................................................................        14,788

SC LifePath 2040
  Class A shares................................................................    14,219,539
  Class B shares................................................................     3,873,034
  Class C shares................................................................       200,505

                                    APPENDIX

STAGECOACH TRUST           NORWEST ADVANTAGE FUNDS
111 CENTER STREET          TWO PORTLAND SQUARE
LITTLE ROCK, AR 77201      PORTLAND, ME O4101


    BY MY SIGNATURE BELOW, I APPOINT R. GREG FELTUS, RICHARD H. BLANK, JR. AND MICHAEL W. NOLTE (OFFICERS OF STAGECOACH TRUST), THOMAS G. SHEEHAN, DON L. EVANS AND DAVID I. GOLDSTEIN (OFFICERS OF NORWEST ADVANTAGE FUNDS) AS MY PROXIES AND ATTORNEYS TO VOTE ALL FUND SHARES OF THE PORTFOLIO(S) IDENTIFIED BELOW THAT I AM ENTITLED TO VOTE AT THE SPECIAL MEETING(S) OF SHAREHOLDERS OF STAGECOACH TRUST (THE "SC FUNDS") AND NORWEST ADVANTAGE FUNDS (THE "NAF FUNDS") TO BE HELD AT THE OFFICES OF MORRISON & FOERSTER LLP, 2000 PENNSYLVANIA AVENUE, N.W., WASHINGTON, D.C. ON THURSDAY, AUGUST 5, 1999 AT 10:00 A.M. (EASTERN TIME), AND AT ANY ADJOURNMENTS OF THE MEETING. THE PROXIES SHALL HAVE ALL THE POWERS THAT I WOULD POSSESS IF PRESENT. I HEREBY REVOKE ANY PRIOR PROXY, AND RATIFY AND CONFIRM ALL THAT THE PROXIES, OR ANY OF THEM, MAY LAWFULLY DO. I ACKNOWLEDGE RECEIPT OF THE NOTICE OF SPECIAL SHAREHOLDERS MEETING AND THE COMBINED PROXY STATEMENT DATED JUNE 1, 1999.


    THIS PROXIES SHALL VOTE MY SHARES ACCORDING TO MY INSTRUCTIONS GIVEN BELOW WITH RESPECT TO THE PROPOSAL. IF I DO NOT PROVIDE AN INSTRUCTION, I UNDERSTAND THAT THE PROXIES WILL VOTE MY SHARES IN FAVOR OF THE PROPOSAL. THE PROXIES WILL VOTE ON ANY OTHER MATTER THAT MAY ARISE IN THE MEETING ACCORDING TO THEIR BEST JUDGMENT.

    THIS PROXY IS SOLICITED BY THE BOARDS OF DIRECTORS AND TRUSTEES OF THE SC AND NAF FUNDS, WHICH UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

    PLEASE VOTE THE SHARES I HAVE INDICATED BELOW IN THE FOLLOWING MANNER:

    1. To reorganize the Fund into a Fund of Wells Fargo Funds Trust, a new Delaware business trust.

        / / FOR                      / / AGAINST                     / / ABSTAIN


Name of Fund ------------------------------    --------------------------------------------
                                               Signature of Shareholder

No. of Shares -------------------------------  --------------------------------------------
                                               Signature of Shareholder

Date ---------------------------------------


NOTE: PLEASE MAKE SURE THAT YOU COMPLETE, SIGN AND DATE YOUR PROXY CARD. PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON YOUR ACCOUNT. WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE YOUR FULL TITLE AS SUCH. EACH JOINT OWNER SHOULD SIGN PERSONALLY. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER.


FOR YOUR CONVENIENCE, YOU MAY VOTE BY ENCLOSING THE PROXY BALLOT IN THE ENCLOSED POSTAGE PAID ENVELOPE, OR BY FAXING IT TO D.F. KING & CO., INC. AT 1-212-269-2796. YOU ALSO MAY VOTE BY CALLING THE TOLL FREE NUMBER PRINTED ON YOUR PROXY BALLOT 24 HOURS A DAY, OR ON THE INTERNET AT WWW.PROXYVOTE.COM. A CONFIRMATION OF YOUR TELEPHONE OR FAXED VOTE WILL BE MAILED TO YOU.